                                                                    EXHIBIT 99.1

Consolidated Statements of Operations for the three and six months ended March 31, 2000 and 1999 and Consolidated Balance Sheets at March 31, 2000 and September 30, 1999.

       E * T R A D E G R O U P,  I N C .  A N D  S U B S I D I A R I E S
   C o n s o l i d a t e d   S t a t e m e n t s   o f   O p e r a t i o n s
                   (in thousands, except per share amounts)
                                  (Unaudited)


                                               Three Months Ended          Six Months Ended
                                                    March 31,                  March 31,
                                             ----------------------     -----------------------
                                                2000          1999        2000          1999
                                             ---------     --------     ---------     ---------
Revenues:
 Transaction revenues....................... $ 254,596     $ 90,524     $ 406,908     $ 150,844
 Interest income............................   242,675       80,527       399,872       141,567
 Global and institutional...................    41,384       29,308        75,083        57,414
 Other......................................    16,640       10,389        35,923        18,639
                                             ---------     --------     ---------     ---------
     Gross revenues.........................   555,295      210,748       917,786       368,464
Interest expense............................  (146,609)     (48,483)     (240,921)      (86,502)
Provision for loan losses...................    (1,256)        (490)       (1,793)         (770)
                                             ---------     --------     ---------     ---------
     Net revenues...........................   407,430      161,775       675,072       281,192
                                             ---------     --------     ---------     ---------

Cost of services............................   130,474       66,493       241,981       116,730
                                             ---------     --------     ---------     ---------
Operating expenses:
 Selling and marketing......................   177,484       78,174       307,164       135,883
 Technology development.....................    42,127       15,256        78,507        29,822
 General and administrative.................    50,225       24,714        92,303        45,080
 Amortization of goodwill and other
  intangibles...............................     5,159          609         7,184         1,369
 Merger related expenses....................    24,599            -        30,386             -
                                             ---------     --------     ---------     ---------
     Total operating expenses...............   299,594      118,753       515,544       212,154
                                             ---------     --------     ---------     ---------
      Total cost of services and operating
       expenses.............................   430,068      185,246       757,525       328,884
                                             ---------     --------     ---------     ---------
Operating loss..............................   (22,638)     (23,471)      (82,453)      (47,692)
                                             ---------     --------     ---------     ---------
Non-operating income (expense):
 Gain on sale of investments................    10,915       33,367        42,231        33,367
 Unrealized gain (loss) on venture funds....   (14,628)           -        10,825             -
 Other......................................    (5,353)       4,754        (7,300)       10,133
                                             ---------     --------     ---------     ---------
     Total non-operating income expense)....    (9,066)      38,121        45,756        43,500
Pre-tax income (loss).......................   (31,704)      14,650       (36,697)       (4,192)
Income tax expense (benefit)................    (8,923)       5,052        (9,620)       (3,429)
Minority interest in subsidiary..........          408          561           903         1,132
                                             ---------     --------     ---------     ---------
 Income (loss) before cumulative effect of
  accounting change.........................   (23,189)       9,037       (27,980)       (1,895)
Cumulative effect of accounting change, net
 of accounting charge.......................         -         (469)            -          (469)
                                             ---------     --------     ---------     ---------
Net income (loss)...........................   (23,189)       8,568       (27,980)       (2,364)
Preferred stock dividends...................         -           60             -           120
                                             ---------     --------     ---------     ---------
 Income (loss) applicable to common stock... $ (23,189)    $  8,508     $ (27,980)    $  (2,484)
                                             =========     ========     =========     =========

Income (loss) per share:
 Basic...................................... $   (0.08)    $   0.03     $   (0.11)    $   (0.01)
                                             =========     ========     =========     =========
 Diluted.................................... $   (0.08)    $   0.03     $   (0.11)    $   (0.01)
                                             =========     ========     =========     =========
Shares used in computation of income
 (loss) per share:
 Basic......................................   285,004      261,104       266,001       233,563
 Diluted....................................   285,004      282,580       266,001       233,563


        E * T R A D E G R O U P , I N C . A N D S U B S I D I A R I E S
               C o n s o l i d a t e d  B a l a n c e  S h e e t s
                                (in thousands)
                                  (Unaudited)

                                                                                            March 31,            September 30,
                                                                                               2000                   1999
                                                                                          ------------           -------------
                                      ASSETS
Cash and equivalents................................................................      $    371,136             $  124,801
Cash and investments required to be segregated
   under Federal or other regulations...............................................           267,155                104,500
Brokerage receivables - net.........................................................         7,016,255              2,912,581
Mortgage-backed securities..........................................................         2,693,519              1,426,053
Loans receivable - net..............................................................         3,049,840              2,154,509
Investments.........................................................................         1,353,148                830,329
Property and equipment - net........................................................           225,094                178,854
Goodwill and other intangibles......................................................           382,299                 17,211
Other assets........................................................................           351,440                159,386
                                                                                          ------------             ----------
        Total assets................................................................      $ 15,709,886            $ 7,908,224
                                                                                          ============            ===========

                      LIABILITIES AND SHAREOWNERS' EQUITY
Liabilities:
    Brokerage payables..............................................................      $  6,676,359            $ 2,824,212
    Banking deposits................................................................         3,360,872              2,162,682
    Borrowings by bank subsidiary...................................................         2,573,599              1,267,474
    Accounts payable, accrued and other liabilities.................................           556,357                203,971
    Subordinated notes..............................................................           650,000                      -
                                                                                          ------------             ----------
        Total liabilities...........................................................        13,817,187              6,458,339
                                                                                          ------------             ----------

Mandatorily redeemable preferred securities.........................................            30,615                 30,584
                                                                                          ------------             ----------
Shareowners' equity:
    Common stock, $.01 par value; shares authorized, 600,000,000;
        issued and outstanding: March 2000, 289,705,776
        September 1999, 275,145,791.................................................             2,897                  2,751
    Additional paid-in-capital......................................................         1,629,729              1,269,167
    Unearned ESOP shares............................................................            (1,834)                (2,122)
    Accumulated deficit.............................................................           (36,344)                (8,364)
    Accumulated other comprehensive income..........................................           267,636                157,869
                                                                                          ------------             ----------
        Total shareowners' equity...................................................         1,862,084              1,419,301
                                                                                          ------------             ----------
              Total liabilities and shareowners' equity.............................      $ 15,709,886            $ 7,908,224
                                                                                          ============            ===========